UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2003

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

817 West Peachtree Street, N.W., Suite 1000 Atlanta, Georgia 30308
(Address and zip code of principle executive offices) (Zip Code)

404-584-9470
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 9.

Regulation FD Disclosure

Exhibit Number	Description
99.1	AGL Resources Inc.’s supplemental financial information, including unaudited financial statements, as of and for the years ended December 31, 2002 - 1998
99.2	AGL Resources Inc.’s distribution operations segment unaudited financial statements, as of and for the years ended December 31, 2002 – 1998

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: February 6, 2003	/s/ Richard T. O’Brien
Executive Vice President and Chief Financial Officer